SIGMA LABS, INC.

SUBSCRIPTION INSTRUCTIONS

Sigma Labs, Inc., a Nevada corporation (the “Company”) is offering and selling shares of its common stock to investors who qualify as “accredited investors,” as that term is defined in Rule 501 and Rule 506 (a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and who meet the other suitability standards stated herein.  The Company may also accept subscriptions from a limited number of unaccredited investors who undertake substantial representations regarding their suitability for an investment in the Company.

If you wish to subscribe to purchase shares of common stock of the Company, you must complete, sign separately and deliver to the Company the attached Subscription Agreement, along with a check payable to “Sigma Labs, Inc.”  If you are an “accredited investor,” you must also complete, sign and deliver to the Company the Confidential Purchaser Questionnaire attached as Exhibit A to the Subscription Agreement.

The Subscription Agreement provides that the Company may accept or reject your subscription, in whole or in part.  If the Company rejects your subscription, the rejected subscription funds will be returned promptly, without deduction or interest. Questions regarding these instructions should be directed to Mark Cola at 505-438-2576 or cola@b6sigma.com.

SIGMA LABS, INC.

SUBSCRIPTION AGREEMENT

Sigma Labs, Inc.
3900 Paseo del Sol
Santa Fe, New Mexico 87507
Attention: Richard Mah

Gentlemen:

The undersigned subscriber (hereinafter, the “Purchaser”) acknowledges that he has received and carefully read the Offering Memorandum, dated January 2011 (the “Memorandum”), including the “Risk Factors” section of the Memorandum, which describes certain of the risks associated with an investment in Sigma Labs, Inc., a Nevada corporation (the “Company”).  The Company is offering pursuant to the Memorandum to sell and issue up to 75,000,000 shares of the Company’s common stock, $0.001 par value per share (the “Shares”).

Subscription.  Subject to the terms and conditions of this subscription agreement (this “Subscription Agreement”), the Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company the number of the Shares indicated on the signature page hereof at a price of $0.02 per share.  The Purchaser hereby tenders this Subscription Agreement, together with a check payable to “Sigma Labs, Inc.” for the total subscription amount indicated on the signature page hereof.

The Purchaser agrees that this subscription shall be irrevocable and shall survive the death or disability of the Purchaser.

1.           Acceptance of Subscription.  The Purchaser acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed on its behalf.  The Subscription Agreement either will be accepted or rejected, or accepted in part and rejected in part, as promptly as practical after receipt.  The Purchaser agrees that subscriptions need not be accepted in the order they are received by the Company.  Upon rejection of this Subscription Agreement for any reason, all items received with this Subscription Agreement shall be returned to the Purchaser without deduction for any fee, commission or expense, and without interest with respect to any money received, and this Subscription Agreement shall be deemed to be null and void and of no further force or effect.  The Purchaser understands and agrees that the acceptance of this subscription, or a part of this subscription, will in no way constitute a determination that an investment in the Company is a suitable investment for the Purchaser.

2.           Accredited Investor Representations, Warranties and Covenants.  This Section 2 and the following representations and warranties apply only to a Purchaser who is an “accredited investor,” as that term is defined in Rule 501 and Rule 506 (a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). By checking the following box ⁫, the Purchaser hereby represents and warrants to and covenants with the Company as follows, which representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Shares:

(a)            Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and that the information contained in the Confidential Purchaser Questionnaire (the “Questionnaire”) attached hereto as Exhibit A is complete, accurate and true in all respects.  This representation and warranty is true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Shares.  Pursuant to this Section 2, the Purchaser agrees that the foregoing representation may be used as a defense in any actions relating to the Company or the offering of the Shares, and that it is only on the basis of such representations and warranties that the Company may be willing to accept the Purchaser's subscription for the Shares as an “accredited investor.”

(b)           The Purchaser has examined the Memorandum and has relied solely upon the investigations made by or on behalf of the Purchaser or his representative in evaluating the suitability of an investment in the Company and recognizes that an investment in the Shares involves a high degree of risk;

(c)           The Purchaser has been advised that there is a limited trading market for the Shares, and there is no assurance that an active public market for the Shares will develop in the foreseeable future, if ever; and it may not be possible to readily liquidate the Purchaser’s investment in the Company.

(d)           The Purchaser has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Shares, or the Purchaser has employed the services of an independent investment advisor, attorney or accountant to read all of the documents furnished or made available to him, her or it by the Company and to evaluate the merits and risks of such an investment on the Purchaser's behalf;

(e)           The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to his, her or its net worth; his, her or its investment in the Shares will not cause such overall commitment to become excessive; and he, she or it can afford to bear the loss of his, her or its entire investment in the Shares;

(f)           The Purchaser has adequate means of providing for his, her or its current needs and personal contingencies and has no need for liquidity in his, her or its investment in the Shares;

(g)           The Purchaser hereby acknowledges that the Purchaser has been advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission (the “SEC”) because this offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act and Regulation D thereunder (“Regulation D”).  The Purchaser represents that the Purchaser's Shares are being purchased for the Purchaser's own account, for investment purposes only and not with a view towards distribution or resale to others.  The Purchaser agrees that the Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available.  The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act, which depends, in part, upon the Purchasers’ investment intention;

(h)           The signatures on the Subscription Agreement are genuine; and the Purchaser has legal competence and capacity to execute the same; and this Subscription Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms; and

(i)           The Purchaser acknowledges that the Shares have not been recommended by any U.S. Federal or state securities commission or regulatory authority.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document.  Any representation to the contrary is a criminal offense.

Purchaser agrees that the foregoing representations and warranties may be used as a defense in any actions relating to the Company or the offering of the Shares, and that it is only on the basis of such representations and warranties that the Company may be willing to accept the Purchaser's subscription for the Shares

3.           General Investor Representations, Warranties and Covenants.  This Section 3 and the following representations and warranties apply only to a Purchaser who is not an “accredited investor,” as that term is defined in Rule 501 and Rule 506 (a) promulgated under the Securities Act. By checking the following box ⁫, the Purchaser hereby represents and warrants to and covenants with the Company as follows, which representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Shares:

(a)           The Purchaser has examined the Memorandum and has relied solely upon the investigations made by or on behalf of the Purchaser or his representative in evaluating the suitability of an investment in the Company and recognizes that an investment in the Shares involves a high degree of risk;

(b)           The Purchaser has been advised that there is a limited trading market for the Shares, and there is no assurance that an active public market for the Shares will develop in the foreseeable future, if ever; and it may not be possible to readily liquidate the Purchaser’s investment in the Company.

(c)           The Purchaser has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Shares, or the Purchaser has employed the services of an independent investment advisor, attorney or accountant to read all of the documents furnished or made available to him, her or it by the Company and to evaluate the merits and risks of such an investment on the Purchaser's behalf;

(d)           The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to his, her or its net worth; his, her or its investment in the Shares will not cause such overall commitment to become excessive; and he, she or it can afford to bear the loss of his, her or its entire investment in the Shares;

(e)           The Purchaser has adequate means of providing for his, her or its current needs and personal contingencies and has no need for liquidity in his, her or its investment in the Shares;

(f)           The Purchaser hereby acknowledges that the Purchaser has been advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission (the “SEC”) because this offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act and Regulation D thereunder (“Regulation D”).  The Purchaser represents that the Purchaser's Shares are being purchased for the Purchaser's own account, for investment purposes only and not with a view towards distribution or resale to others.  The Purchaser agrees that the Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available.  The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act, which depends, in part, upon the Purchasers’ investment intention;

(g)           The signatures on the Subscription Agreement are genuine; and the Purchaser has legal competence and capacity to execute the same; and this Subscription Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms; and

(h)           The Purchaser acknowledges that the Shares have not been recommended by any U.S. Federal or state securities commission or regulatory authority.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document.  Any representation to the contrary is a criminal offense.

Purchaser agrees that the foregoing representations and warranties may be used as a defense in any actions relating to the Company or the offering of the Shares, and that it is only on the basis of such representations and warranties that the Company may be willing to accept the Purchaser's subscription for the Shares.

4.           Indemnification.  The Purchaser acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and covenants in paragraph 2 and 3 hereof, as applicable, and that the Company has relied upon such representations, warranties and covenants, as applicable, and he, she or it hereby agrees to indemnify and hold harmless the Company and any of its officers, directors, controlling persons, agents and employees, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company (or any agent or representative of the Company), or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the offering or sale of the Shares, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire submitted by the Purchaser (if any), against losses, damages, liabilities or expenses for which the Company or any officer, director or controlling person of the Company has not otherwise been reimbursed (including reasonable attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or controlling person in connection with such action, suit or proceeding.  Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to the Purchaser under U.S. Federal or state securities laws.  All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this paragraph 4 shall survive the acceptance of this Subscription Agreement and the delivery of the Shares.

5.           Restrictions on Transfer.  The Purchaser understands and agrees that the Shares purchased pursuant to this subscription are being offered pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and any interests therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from registration under such act and such laws which, in the opinion of counsel for the holder of such Shares, which counsel and opinion are reasonably satisfactory to counsel for the Company, is available.  The Purchaser also understands and agrees that the following legend shall appear on all certificates representing the Shares and that the Company may give appropriate instructions to the transfer agent for the Shares to enforce such restrictions:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW.  THESE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS FIRST REGISTERED UNDER SUCH LAWS, OR UNLESS THE COMPANY HAS RECEIVED EVIDENCE REASONABLY SATISFACTORY TO IT THAT REGISTRATION UNDER SUCH LAWS IS NOT REQUIRED.”

6.           Entire Agreement.  This Subscription Agreement (including all exhibits hereto) contains the entire agreement of the parties with respect to the subject matter of this Agreement and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Subscription Agreement.

7.           Assignability.  This Subscription Agreement is not transferable or assignable by the undersigned or any successor thereto.

8.           Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to the principles thereof relating to conflicts of law.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ____ day of _________, 2011.

Subscription Amount: _______________ shares of common stock at a price of $0.02 per share, or a total of $_______________.

If the Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY by more than one individual:
(Signature of Purchaser)

(Name Typed or Printed)

(Signature of Co-Purchaser)

(Name Typed or Printed)

If the Purchaser is a CORPORATION, PARTNERSHIP OR LIMITED LIABILITY COMPANY:
(Signature of Authorized Officer or Agent)

(Name of Authorized Officer or Agent)

(Name of Business Entity Typed or Printed)

Accepted as of this _____ day of __________, 20__

SIGMA LABS, INC.

By:
Mark Cola, President and Chief Operating Officer

EXHIBIT A

CONFIDENTIAL PURCHASER QUESTIONNAIRE
(TO BE COMPLETED ONLY BY NATURAL PERSONS)

Name(s) of Purchaser(s):*

(1)

(2)

1.	Background Information.

	a.		Home Address:		—

	b.		Home Telephone:		—

	c.		Social Security #(s):		—

	d.		U.S. Citizen:	______ Yes ______ No

	e.		Occupation:		—

	f.		Employer:		—

	g.		Bus. Address:		—

	h.		Bus. Telephone:		—

	i.		E-Mail Address:		—

	j.		Age:		—

	k.		Send Mail to:	______ Home ______ Office ______ E-Mail

Other:

*      If there is more than one Purchaser (other than husband and wife), a separate Confidential Purchaser Questionnaire must be completed for each such Purchaser. If Purchaser is a business entity, a separate Confidential Purchaser Questionnaire must be completed for each Equity Owner (as defined in Section 3 – Purchaser Suitability below) thereof.

2.	Type of Ownership.

Indicate type of ownership subscribed for (if other than for a single individual or business entity):

______ Joint Tenants with Rights of Survivorship

______ Tenants in Common

______ Tenants by the Entirety

3.	Purchaser Suitability.

Please indicate all of the following (if any) certifications that apply to you:

a.            If the Purchaser is an individual, or if purchased as joint tenants, as tenants in common or as community property by more than one individual):

(i)           I certify that I am an “accredited investor” because I have an individual net worth* (or joint net worth* with my spouse) in excess of $1,000,000 or total corporate assets of in excess of $5,000,000.

Yes ______No ______

(ii)           I certify that I am an “accredited investor” because I had an individual income** (not including any amounts attributable to my spouse or to property owned by my spouse) of more than $200,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes ______No ______

(iii)           I certify that I am an “accredited investor” because I had a joint income** with my spouse in excess of $300,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes ______No ______

*      For purposes of this Questionnaire, your “net worth” is equal to the excess of your total assets at fair market value over your total liabilities, excluding from this calculation the value of your primary residence and the amount of any indebtedness secured by your primary residence (up to the fair value of the residence). The amount of any indebtedness secured by your primary residence in excess of the fair value of the residence must be included in total liabilities.

**      For purposes of this Questionnaire, “income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”) received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

b.            If the Purchaser is a business entity:

(i)           I certify that Purchaser is a corporation, partnership or limited liability company, and was not formed for the specific purpose of acquiring the Shares.

Yes ______No ______

(ii)           I certify that I am an equity owner of Purchaser (“Equity Owner”) and an “accredited investor” because I have an individual net worth* (or joint net worth* with my spouse) in excess of $1,000,000 or total corporate assets of in excess of $5,000,000.

Yes ______No ______

(iii)           I certify that I am an Equity Owner and an “accredited investor” because I had an individual income** (not including any amounts attributable to my spouse or to property owned by my spouse) of more than $200,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes ______No ______

(iv)           I certify that I am an Equity Owner and an “accredited investor” because I had a joint income** with my spouse in excess of $300,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes ______No ______

4.	Reliance by the Company.

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the Company as follows:

(i)           The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the Offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act;

(ii)           I will notify the Company immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of my subscription; and

(iii)           I understand that an investment in the Shares involves a high degree of risk.

*      For purposes of this Questionnaire, your “net worth” is equal to the excess of your total assets at fair market value over your total liabilities, excluding from this calculation the value of your primary residence and the amount of any indebtedness secured by your primary residence (up to the fair value of the residence). The amount of any indebtedness secured by your primary residence in excess of the fair value of the residence must be included in total liabilities.

**      For purposes of this Questionnaire, “income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”) received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

Dated: ___________, 20__
(Signature of Purchaser)

(Name Type or Printed)

(Signature of Co-Purchaser)

(Name Typed or Printed)